Liquidity	9 Months Ended
Sep. 30, 2021
Liquidity
Liquidity

Note 2 - Liquidity

The Company incurred net losses of approximately $20.0 million (including non-cash charges of $1.5 million) and $13.0 million, during the nine months ended September 30, 2021 and 2020, respectively. Cash used in operating activities was approximately $27.7 million and $11.3 million for the nine months ended September 30, 2021 and 2020, respectively. The Company has historically funded its operations through financing activities, including raising equity and debt capital. Additionally, on the date of the Closing, the Company raised net proceeds of $37 million (excluding offering costs incurred during the three months ended September 30, 2021) pursuant to the Business Combination.

The Company’s operating plans are primarily focused on expanding its distribution base and increasing awareness of its products and brands while improving and expanding its manufacturing and distribution capabilities. Debt financing may require the Company to pledge assets and enter into covenants that could restrict certain business activities or its ability to incur further indebtedness; and may contain other terms that are not favorable to the Company or its stockholders.

While Stryve has materially improved its liquidity position through the Business Combination by repaying $10.6 million of debt, the unpredictable nature of the current COVID-19 pandemic may put the current manufacturing facility at risk, as it may relate to the supply chain and the welfare of the Company’s labor.

The uncertainty of current market conditions could also adversely impact capital markets, with the risk of significant contraction occurring. This risk still is apparent and constantly considered by management, as it relates to external capital availability.

Aside from the current COVID-19 impact on customer population, market condition and operational challenges, management tracks other potential risk not necessarily associated with the pandemic. One example is the overall ability of the United States Department of Agriculture (USDA) to materially restrict and/or shut down operations through regulatory oversight. Another is a potential natural disaster or inclement weather at the Oklahoma facility which could serve to disrupt production. Finally, the Company’s leadership is intrinsically tied to the growth, strategic direction and overall delivery of the Company’s product. Should anything occur to leadership, this could be seen as a significant gap and a possible adverse event by external investors in the Company.

Based on the Company’s cash balance of approximately $13.4 million as of September 30, 2021, its expected cash flows, increased in-house orders, new doors of distribution across all brands and an increase in e-commerce traffic, the Company believes that its available cash will fund its operations for at least the next 12 months from issuance date of these financials and management has greater latitude over expenses with its improved cash position.